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                                                                EXHIBIT 10(g)(1)

                              EMPLOYMENT AGREEMENT

        This Employment Agreement ("Agreement"), dated April 3, 2001, is between Karl Sigerist, residing at Calgery, Alberta CN. (hereinafter "Sigerist", "you" or "your"), and Credit Acceptance Corporation, a Michigan corporation (hereinafter "CAC", "Company", "us" or "our").

                                   BACKGROUND

        A. CAC is a specialized financial services company providing funding, receivables management, collection, sales training and related products and services to automobile dealers located in the United States, the United Kingdom, Canada and Ireland. CAC's principal business is providing automobile dealers with a financing source for used car purchasers who have limited access to traditional sources of consumer credit, such as banks and credit unions, due to their lack of credit history or a poor credit history.


        B. CAC is the sole shareholder of Credit Acceptance Corporation UK Limited and Credit Acceptance Corporation of Ireland Limited, collectively (the "Subsidiaries"). CAC desires to hire Sigerist as the Managing Director of the Subsidiaries.

        C. Sigerist is willing and agrees to accept such employment on the terms and conditions stated in this Agreement.

                                   AGREEMENTS

        1. Employment. The Board of Directors of CAC ("the Board") will appoint Sigerist as Managing Director of the Subsidiaries, and Sigerist will accept such employment, upon the terms and subject to the conditions set forth in this Agreement.

        2.     Duties During Employment Period.

                        (a) Sigerist shall perform and discharge well and faithfully such lawful duties for the Subsidiaries as may be assigned to Sigerist from time to time by the Board or by the operating executive of CAC to whom supervisory responsibilities with respect to the Subsidiaries has been assigned. Sigerist shall devote sufficient time, attention, and energies to the business of the Subsidiaries reasonably necessary to achieve the Subsidiaries business objectives, and shall not during the term of this Agreement engage in any other business activity, whether or not such activity is pursued for gain, profit, or other pecuniary advantage, that conflicts or interferes with the performance of his duties as Managing Director of the Subsidiaries or conflicts or interferes with the business of CAC, its subsidiaries or divisions.


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        3.      Relocation. Sigerist agrees to establish a residence in the
United Kingdom on or before August, 2001. CAC agrees to pay all necessary moving and travel expenses related to this relocation for you, your wife and your son.

        4. Term of Employment. Employment under this Agreement shall commence on the date of this Agreement and shall be for an indefinite period subject to termination in accordance with Section 5 of this Agreement. It is recognized by both parties that continued employment is at the discretion of CAC and that your employment may be terminated, with or without cause, at any time.

        5.      Termination.

               (a) Termination For Cause: In the event that your employment is terminated for cause, the Board will provide you with 30 days notice of the effective date of the termination (the "Termination Date") and the reason or reasons of the termination. You will have until the Termination Date to cure or rectify the reason or reasons for the termination, unless the Board had previously notified you that your continued employment beyond the date you were notified of the Termination Date would be injurious to the Subsidiaries or CAC monetarily or otherwise. In the event of termination for cause, you will be entitled only to the amount of your salary and vacation pay earned up to the Termination Date. Examples of termination for cause include, but may not be limited to, the following:

                (i) Your willful and habitual failure to perform your duties as an employee of CAC and the Subsidiaries;

                (ii) Your pleading guilty or no contest to, or conviction of, any crime or criminal offense involving theft, fraud, embezzlement, misrepresentation of assets, malicious mischief, or any felony; or

                (iii) Your willful engagement in conduct, which the Board reasonably determines, was intended to be injurious to the Subsidiaries or CAC monetarily or otherwise, including, but not limited to, conduct that constitutes a violation of Section 8 of this Agreement;


                (b) Termination Without Cause: In the event that your employment is terminated without cause, including termination as the result of Disability, (Disability is defined in the same manner as it is defined in CAC's Employee Stock Option Plan), subject to the execution of a Severance Agreement in substantially the form attached hereto as Exhibit A, CAC agrees to pay you a severance package as follows:

                (i) Ten (10) months of your then current salary, less all applicable deductions;
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                (ii) Continuation of all existing housing allowance, car
        allowance, health, dental life and disability coverage for a period of ten (10) months

                (iii) Payment of the prior year bonus being carried over to current year as provided for in Section 6 (c) of this Agreement

                (iv) CAC employee stock options in accordance with the terms and conditions of the Option Agreement referenced in Section 6 (b) of this Agreement;

        Examples of termination without cause include, but may not be limited to the following:

                (i) There is a material adverse change in your employment terms or duties as set forth in Section 2 of this Agreement;

                (ii) The Board requires that you relocate outside the United Kingdom;

                (iii)   The Subsidiaries are sold to an unrelated third party;


                (c) In the event of your death, your employment shall be deemed to cease as of the date of your death, and your rights pursuant to Section 6 shall cease as of such date, except as provided in the individual Option Agreement between you and CAC. CAC also agrees to the payment of the prior year bonus being carried over to current year as provided for in Section 6 (c) of this Agreement.

                (d) If you voluntarily terminate your employment, your employment shall be deemed to cease as of the date of such termination and your rights pursuant to Section 6 shall cease as of such date.


        6.      Employment Period Compensation.

                (a) Salary. For services rendered by Sigerist under this Agreement, you will be paid an annual base salary of $215,132.00. Such salary shall be payable at such intervals as salaries are paid generally to salaried employees of the Subsidiaries. The Compensation Committee of the Board of Directors of CAC may, from time to time, increase your salary, in its sole discretion, as it deems appropriate in light of your performance.

                (b) Grant of Options. CAC will grant to Sigerist, as of the date this Agreement is executed, options to purchase 75,000 shares of CAC common stock at an exercise price per share of $6.00. This option grant will be made in accordance with and governed by CAC's Employee Stock Option Plan (the "Plan") and CAC's Non-Qualified Stock Option Agreement ("Option Agreement"), a copy of which is attached hereto as Exhibit B and is incorporated into this Agreement by reference. All options issued to

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        Sigerist shall be subject to all of the terms and conditions of the Plan and Option Agreement as amended from time to time, and shall vest on the anniversary date of this Agreement as follows:

                      Year 1                 5,000
                      Year 2                10,000
                      Year 3                15,000
                      Year 4                20,000
                      Year 5                25,000


                (c) Bonus Program. While employed at CAC, Sigerist shall participate in an Executive Bonus Program as approved by the Compensation Committee of CAC's Board from time to time. The Executive Bonus Program will be based upon a formula driven by the Economic Value Added ("EVA") of the Subsidiaries. The calculation utilized in determining the EVA of the Subsidiaries will be adopted by the Compensation Committee of the Board from time to time, and will be consistent with the EVA calculation used to determine the executive bonus for CAC executives with similar positions and compensation. The Executive Bonus will be payable in two parts, with 50% of the current year bonus paid to you and 50% carried over to the next year. The Executive Bonus will be calculated in accordance with the Bonus Plan (as amended from time to time by the Compensation Committee of the Board) attached hereto as Exhibit C.

                (d) Other Benefits. While employed at CAC, CAC will provide Sigerist and his immediate family with fringe benefits including health, dental, life and disability coverage no less favorable than those then being received generally by senior executives of CAC and in a manner and amount consistent with his position and compensation.

                (e) Housing allowance. While employed at CAC and living in the United Kingdom, CAC will provide a housing allowance of $2868.42 per month.

                (f) Car allowance . While employed at CAC and living in the United Kingdom, CAC will provide a car allowance of $394.42 per month.

                (g) Reimbursement of tax preparation and legal fees. You will be entitled to a reimbursement of reasonable amounts paid to tax professionals in connection with tax return preparation and legal fees in connection with the review of this Agreement.

                (h) Business Expenses. You will be reimbursed for all travel, entertainment and business expenses related to the performance of your duties under this Agreement upon presentment of the appropriate receipts.

                (i) Vacation. You will be entitled to three (3) weeks of paid vacation time annually.



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        7.      Indemnification. In consideration for your services, CAC shall, in the absence of fraud or other improper intentional conduct on your part, (excluding unintentional bad management decisions), either directly or through an existing Director and Officer insurance policy, indemnify you, whether then in office or not, for the reasonable cost and expenses incurred by you in connection with the defense of, or for advice concerning any claim asserted or proceeding brought against you by reason of you being or having been a director, stockholder or officer of CAC or of any subsidiary of CAC, whether or not wholly owned, to the maximum extent permitted by law.

        8. Confidentiality and Non-Competition Agreement. Sigerist acknowledges and recognizes the highly competitive nature of the Subsidiaries and CAC's business and, accordingly, for the consideration set forth in paragraph 6 above, Sigerist agrees to execute the Confidentiality and Non-Competition Agreement attached hereto as Exhibit D.


        9. Notices. Any notice required or permitted to be given under this Agreement shall be deemed properly given if in writing and if mailed by registered or certified mail, postage prepaid with return receipt requested or sent by express courier service, charges prepaid by shipper, to his residence in the case of notices to Sigerist, and to the principal offices of CAC, to the attention of its Chief Operating Officer, Brett A. Roberts (with a copy to CAC's General Counsel - Attention Charles A. Pearce, Esq.) in the case of notices to CAC (or to such other address as a party is directed pursuant to written notice from the other party).

        10. Assignment. This Agreement shall not be assignable by either party except by CAC to any subsidiary or affiliate of CAC or any successor in interest to the Division or CAC's business provided CAC guarantees the performance of this Agreement upon assignment.

        11. Entire Agreement. This instrument contains the entire agreement of the parties relating to the subject of employment, and supersedes and replaces in its entirety any previously executed or existing Agreements. The terms and conditions of this Agreement may not be waived, changed, modified, extended or discharged orally but only by agreement in writing signed by the party against whom enforcement of any such waiver, change, modification, extension or discharge is sought. The waiver by CAC of a breach of any provision of this Agreement by Sigerist shall not operate or be construed as a waiver of a breach of any other provision of this Agreement or of any subsequent breach by Sigerist.

        12. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the United States, State of Michigan without regard to its conflict of laws principles.

        13. Alternative Dispute Resolution. Other than CAC's remedies set forth in the Confidentiality and Non Competition Agreement attached as Exhibit D, any disputes and differences arising between the parties in connection with or relating to this Agreement or the parties relationship with respect hereto shall be settled and finally determined by arbitration, pursuant to the then current version of the Model Employment Arbitration Procedures of the

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American Arbitration Association. The arbitration will take place in Oakland
County, State of Michigan, Untied States of America. .

        14. Headings. The headings of the Sections are for convenience only and shall not control or affect the meaning or construction or limit the scope or intent of any of the provisions of this Agreement.

        15. Currency. All references to currency in this Agreement are to the United States Dollar.

        The parties have executed this Agreement on April 3, 2001.




CREDIT ACCEPTANCE CORPORATION               KARL SIGERIST


By: /S/ CHARLES A. PEARCE                   /S/ KARL SIGERISTR
    ---------------------                   ---------------------
Name:  Charles A. Pearce
Its:   Vice President, General Counsel and
       Corporate Secretary





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                                    EXHIBIT A

                               SEVERANCE AGREEMENT

                WHEREAS, it is the intent of __________________ to separate from employment with the Company; and

                WHEREAS, the parties to this Agreement are desirous of finally and amicably resolving all matters of dispute between them;

                IT IS, THEREFORE, AGREED AS FOLLOWS:

                1. As used herein, "Company" means ___________________________
and its/their parent corporations, affiliated organizations, subsidiaries, predecessors, successors and assigns, and all of its/their past, present and future directors, officers, agents, employees, representatives, owners and stockholders.

                2. __________________ hereby voluntarily and irrevocably resigns his/her employment with the Company, effective upon the expiration of the revocation period contained in Paragraph 13 of this Agreement.

                3. __________________ promises and agrees that, contemporaneously with his/her signing this Agreement, he/she will sign and submit to the Company the attached letter of resignation.

                4. __________________ promises and agrees not to apply at any time after the date of this Agreement for employment with the Company, or any of its subsidiaries, parent corporations or affiliated organizations, and agrees to initiate no legal or administrative proceedings to obtain such employment or to seek damages for the failure to obtain such employment.

                5. __________________, for his/herself, his/her heirs, legal representatives and assigns his/hereby forever releases the Company and all of its/their parent corporations, affiliated organizations, subsidiaries, predecessors, successors and assigns, and all of its/their past, present and future directors, officers, agents, employees, representatives, owners and stockholders both personally and in their representative capacities of and from all claims, contracts, promises and damages, upon or by reason of any matter, cause or thing whatsoever, whether known or unknown, which __________________ ever had or now has, up to the expiration of the revocation period contained in Paragraph 13 of this Agreement, including, but not limited to, claims for employment discrimination, breach of contract, claims for attorney fees, claims under constitutional, statutory or common law; claims under the Age Discrimination in Employment Act of 1967 or the Older Workers' Benefit Protection Act; and claims that he/she was unfairly or illegally discriminated against, treated or separated from employment with the Company.

               6. __________________ promises and agrees that he/she will not, at any time, file any claim, legal or administrative, that he/she ever had, now has, or which accrues through the expiration of the revocation period contained in Paragraph 13 of this Agreement, against the Company and its/their parent corporations, affiliated organizations, subsidiaries, predecessors, successors and assigns, and all of its/their past, present and future directors, officers, agents, employees, representatives, owners and stockholders. He/she further promises and agrees that in the event he/she does file such a claim, he/she shall immediately return all amounts paid to his/her under this Agreement, that he/she will pay all damages, costs and actual attorney fees incurred as a result of defending such a claim, and that all other provisions of this Agreement shall remain in full force and effect.

               7. __________________ agrees that he/she, his/her agents and anyone acting on his/her behalf shall not, at any time, disclose the terms and conditions of this Agreement, unless legally compelled to do so by a court or administrative agency of competent jurisdiction. She further warrants and represents that he/she has made no such disclosure prior to the execution of this Agreement. Because no exact measure of the damage to the Company for breach of this non-disclosure Agreement can be determined, and for the purpose of liquidating the amount of this damage and not as a penalty, it is agreed that in the event of a breach of this non-disclosure Agreement, the damages shall be and are hereby fixed, liquidated and determined as all amounts paid to __________________, and on his/her behalf, under this Agreement. Nothing contained herein shall be construed as precluding the Company from seeking injunctive relief for a breach or threatened breach of this non-disclosure Agreement.

               8. __________________ agrees that he/she, his/her agents and anyone acting on his/her behalf shall refrain from making any disparaging public or private comments concerning the Company and its/their parent corporations, affiliated organizations, subsidiaries, predecessors, successors and assigns, and all of its/their past, present and future directors, officers, agents, employees, representatives, owners and stockholders. Because no exact measure to the Company for breach of this Agreement can be determined, and for purposes of liquidating the amount of this damage, and not as a penalty, it is agreed that in the event of a breach of this Agreement, the damages are hereby fixed, liquidated and determined as all amounts paid to __________________, or on his/her behalf, under this Agreement.

               9. __________________ promises and agrees that he/she will honor and abide by all of the terms and conditions of the Confidentiality and Non-Compete Agreements which shall continue in effect between __________________ and the Company. __________________ further promises and agrees that any and all information learned in the course of employment with the Company shall be held in the strictest confidence and not be disclosed to any person or third party. In the event __________________ violates this Agreement, the Company shall retain and may exercise all legal rights and pursue all legal remedies available. In addition, because no exact measure of the damage to the Company for breach of this Agreement can be determined, and for the purpose of liquidating the amount of this damage and not as a penalty, it is agreed that in the event of a breach of this Agreement, the damages shall be and are hereby fixed, liquidated and determined as all amounts paid to __________________, and on his/her behalf, under this Agreement. Nothing contained herein shall be construed as precluding the Company from seeking injunctive relief for a breach or threatened breach of this Agreement. __________________ promises and agrees that he/she will pay all damages, costs and actual attorney fees incurred as a result of the Company pursing such a claim or as a result of such disclosure or breach of this Agreement and that all other provisions of this Agreement shall remain in full force and effect.

                10. In exchange for the covenants, promises and Agreements of __________________ contained herein, the Company promises and agrees as follows:

                A.      Upon the expiration of the revocation period contained
                                in Paragraph 13 of this Agreement, the Company will execute and deliver to __________________ the attached letter of reference.

                B.      Upon the expiration of the revocation period contained
                                in Paragraph 13 of this Agreement, in the event it receives a written request for an employment reference directed to
                                _______________________________________, the
                                Company will state or provide in writing only the information contained in the attached letter of reference.

                C.      Upon the expiration of the revocation period contained
                                in Paragraph 13 of this Agreement, the Company will pay to ______________________ the severance package set forth in Section 5 (b) of the Employment Agreement dated April ____, 2001.

               11. __________________ is his/hereby advised to consult with an attorney before signing this Agreement, and represents that he/she is entering into this Agreement voluntarily, and after full consultation with his/her attorney.

                12. __________________ acknowledges that he/she has been given a period of twenty-one (21) days within which to consider this Agreement.

               13. __________________ understands that within seven (7) days of signing this Agreement, he/she may revoke this Agreement, and further understands that this Agreement shall not become effective or enforceable until this revocation period has expired without his/her having revoked this Agreement.

               14. Nothing contained in this Agreement shall be construed as an admission of wrongdoing or liability by the Company and its/their parent corporations, affiliated organizations, subsidiaries, predecessors, successors and assigns, and all of its/their past, present and future directors, officers, agents, employees, representatives, owners and stockholders. Rather, this Agreement is entered into so as to amicably resolve disputed issues of fact, liability, and damages in the best interest of all parties concerned without legal expense and litigation costs.

               15. This document constitutes the entire understanding of the parties, and no other Agreement, policy or plan between these parties shall be binding unless entered into after the date of this Agreement, in writing, and signed by all the parties.

               16. If any provision of this Agreement is determined by any court or administrative agency of competent jurisdiction to be illegal or invalid, the validity of the remaining parts, terms and provisions shall remain in full force and effect and shall not be affected thereby.

               Dated this _____ day of __________________________, _______
                                                   COMPANY

____________________________________        By:_________________________________


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                                    EXHIBIT B

                                          [CAC LOGO]

                      NON-QUALIFIED STOCK OPTION AGREEMENT
                                    UNDER THE
                          CREDIT ACCEPTANCE CORPORATION
                         1992 EMPLOYEE STOCK OPTION PLAN


        THIS AGREEMENT IS ENTERED INTO EFFECTIVE AS OF APRIL 3, 2001 BY AND BETWEEN CREDIT ACCEPTANCE CORPORATION ("CORPORATION") AND KARL SIGERIST ("OPTIONEE"), PURSUANT TO THE CREDIT ACCEPTANCE CORPORATION 1992 STOCK OPTION PLAN ("PLAN"). THE CORPORATION HEREBY GRANTS TO THE OPTIONEE A NON-QUALIFIED STOCK OPTION TO PURCHASE A TOTAL OF 75,000 SHARES OF COMMON STOCK, SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN THE PLAN AND AS HEREINAFTER PROVIDED (THE "OPTION"). CAPITALIZED TERMS NOT DEFINED IN THIS AGREEMENT SHALL HAVE THE MEANINGS RESPECTIVELY ASCRIBED TO THEM IN THE PLAN.

        1. OPTION PRICE. THE OPTION SHALL BE EXERCISABLE AT A PRICE OF $6.00 PER SHARE.

        2.     OPTION EXERCISE.

                (a) THE OPTION SHALL BECOME EXERCISABLE IN INSTALLMENTS AS DESCRIBED IN SECTION 6 (b) OF THE EMPLOYMENT AGREEMENT, DATED APRIL 3, 2001, BETWEEN THE CORPORATION AND THE OPTIONEE. TO THE EXTENT NOT EXERCISED, INSTALLMENTS SHALL ACCUMULATE AND THE OPTIONEE MAY EXERCISE THEM THEREAFTER IN WHOLE OR IN PART. ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY NOTWITHSTANDING, THE OPTION SHALL EXPIRE AND NO LONGER BE EXERCISABLE AFTER THE DATE WHICH IS THE TENTH (10TH) ANNIVERSARY OF THE DATE OF THIS AGREEMENT.

               (b) THE OPTION SHALL BE EXERCISABLE BY A WRITTEN NOTICE IN THE FORM ATTACHED HERETO WHICH SHALL:

                                (i) STATE THE ELECTION TO EXERCISE THE OPTION,
                        THE NUMBER OF SHARES WITH RESPECT TO WHICH IT IS BEING EXERCISED, THE PERSON IN WHOSE NAME THE STOCK CERTIFICATE OR CERTIFICATES FOR SUCH SHARES OF COMMON STOCK ARE TO BE REGISTERED, AND THE ADDRESS AND SOCIAL SECURITY NUMBER OF SUCH PERSON;

                                (ii) BE SIGNED BY THE PERSON OR PERSONS ENTITLED
                        TO EXERCISE THE OPTION, AND IF THE OPTION IS BEING EXERCISED BY A PERSON OR PERSONS OTHER THAN THE OPTIONEE, BE ACCOMPANIED BY PROOF

                        SATISFACTORY TO THE CORPORATION'S LEGAL COUNSEL OF THE RIGHT OF SUCH PERSON OR PERSONS TO EXERCISE THE OPTION; AND

                                (iii) BE IN WRITING AND DELIVERED TO THE
                        TREASURER OF THE CORPORATION PURSUANT TO SECTION 12 OF THIS AGREEMENT.

                (c) PAYMENT OF THE FULL PURCHASE PRICE OF ANY SHARES WITH RESPECT TO WHICH THE OPTION IS BEING EXERCISED SHALL ACCOMPANY THE NOTICE OF EXERCISE OF THE OPTION. PAYMENT SHALL BE MADE (i) IN CASH OR BY CERTIFIED CHECK, BANK DRAFT OR MONEY ORDER; (ii) IF THE COMMITTEE SO APPROVES AT THE TIME OF EXERCISE, BY TENDERING TO THE CORPORATION SHARES OF COMMON STOCK THEN OWNED BY THE OPTIONEE, DULY ENDORSED FOR TRANSFER OR WITH DULY EXECUTED STOCK POWER ATTACHED, WHICH SHARES SHALL BE VALUED AT THEIR FAIR MARKET VALUE AS OF THE DATE OF SUCH EXERCISE AND PAYMENT; OR (iii) IF THE COMMITTEE SO APPROVES AT THE TIME OF EXERCISE, BY DELIVERY TO THE CORPORATION OF A PROPERLY EXECUTED EXERCISE NOTICE, ACCEPTABLE TO THE CORPORATION, TOGETHER WITH IRREVOCABLE INSTRUCTIONS TO THE OPTIONEE'S BROKER TO DELIVER TO THE CORPORATION A SUFFICIENT AMOUNT OF CASH TO PAY THE EXERCISE PRICE AND ANY APPLICABLE INCOME AND EMPLOYMENT WITHHOLDING TAXES, IN ACCORDANCE WITH A WRITTEN AGREEMENT BETWEEN THE CORPORATION AND THE BROKERAGE FIRM ("CASHLESS EXERCISE") IF, AT THE TIME OF EXERCISE, THE CORPORATION HAS ENTERED INTO SUCH AN AGREEMENT.

        3.      TERMINATION OF EMPLOYMENT.

                (a) TERMINATION WITHOUT CAUSE PRIOR TO OPTION BECOMING EXERCISABLE. SUBJECT TO THE PROVISIONS OF PARAGRAPH 10 OF THIS AGREEMENT, IF, PRIOR TO THE DATE THAT THE OPTIONS SHALL FIRST BECOME EXERCISABLE THE OPTIONEE'S EMPLOYMENT SHALL BE TERMINATED WITHOUT CAUSE, ALL OUTSTANDING OPTIONS, WHETHER OR NOT EXERCISABLE ON THE DATE OF TERMINATION, SHALL BECOME IMMEDIATELY EXERCISABLE. IN THIS EVENT, THE OPTIONEE SHALL HAVE THE RIGHT, PRIOR TO THE EARLIER OF (i) THE EXPIRATION OF THE OPTION OR (ii) TWO YEARS AFTER SUCH TERMINATION OF EMPLOYMENT, TO EXERCISE THE OPTION, SUBJECT TO ANY OTHER LIMITATION ON THE EXERCISE OF THE OPTION IN EFFECT AT THE DATE OF EXERCISE.

                (b) TERMINATION, OTHER THAN WITHOUT CAUSE, PRIOR TO OPTION BECOMING EXERCISABLE. IF, PRIOR TO THE DATE THAT THE OPTIONS SHALL FIRST BECOME EXERCISABLE THE OPTIONEE'S EMPLOYMENT SHALL BE TERMINATED, WITH CAUSE, OR BY THE ACT, DEATH, DISABILITY, OR RETIREMENT OF THE OPTIONEE, THE OPTIONEE'S RIGHT TO EXERCISE THE OPTION SHALL TERMINATE AND ALL RIGHTS HEREUNDER SHALL CEASE.

                (c) TERMINATION, OTHER THAN WITHOUT CAUSE AND OTHER THAN BECAUSE OF DEATH OR DISABILITY AFTER OPTION BECOMES EXERCISABLE. IF, ON OR AFTER THE DATE THAT THE OPTION SHALL FIRST BECOME EXERCISABLE, THE OPTIONEE'S EMPLOYMENT SHALL BE TERMINATED FOR CAUSE OTHER THAN DEATH OR DISABILITY, THE OPTIONEE SHALL HAVE THE RIGHT, PRIOR TO THE EARLIER OF (i) THE EXPIRATION OF THE OPTION OR (ii) THREE MONTHS AFTER SUCH TERMINATION OF EMPLOYMENT, TO EXERCISE THE OPTION TO THE EXTENT THAT IT WAS EXERCISABLE AND IS UNEXERCISED ON THE DATE OF SUCH TERMINATION OF EMPLOYMENT, SUBJECT TO ANY OTHER LIMITATION ON THE EXERCISE OF THE OPTION IN EFFECT AT THE DATE OF EXERCISE.

                (d) TERMINATION BECAUSE OF DEATH OR DISABILITY AFTER OPTION BECOMES EXERCISABLE. IF, ON OR AFTER THE DATE THAT THE OPTION SHALL HAVE BECOME EXERCISABLE, THE

OPTIONEE SHALL DIE OR BECOME DISABLED WHILE AN EMPLOYEE OR WHILE THE OPTION REMAINS EXERCISABLE, THE OPTIONEE OR THE EXECUTOR OR ADMINISTRATOR OF THE ESTATE OF THE OPTIONEE (AS THE CASE MAY BE), OR THE PERSON OR PERSONS TO WHOM THE OPTION SHALL HAVE BEEN TRANSFERRED (IF SUCH TRANSFER WAS MADE IN COMPLIANCE WITH THE PLAN AND SECTION 7 OF THIS AGREEMENT), SHALL HAVE THE RIGHT, PRIOR TO THE EARLIER OF (i) THE EXPIRATION OF THE OPTION OR (ii) ONE YEAR FROM THE DATE OF THE OPTIONEE'S DEATH OR TERMINATION DUE TO SUCH DISABILITY TO EXERCISE THE OPTION TO THE EXTENT THAT IT WAS EXERCISABLE AND UNEXERCISED ON THE DATE OF DEATH OR TERMINATION, SUBJECT TO ANY OTHER LIMITATION ON EXERCISE IN EFFECT AT THE DATE OF EXERCISE.

        4. OPTIONEE'S AGREEMENT. THE OPTIONEE AGREES TO ALL THE TERMS STATED IN THIS AGREEMENT, AS WELL AS TO THE TERMS OF THE PLAN (WHICH SHALL CONTROL IN CASE OF CONFLICT WITH THIS AGREEMENT), A COPY OF WHICH IS AVAILABLE FROM HUMAN RESOURCES.

        5. WITHHOLDING. THE OPTIONEE CONSENTS TO WITHHOLDING FROM THIS COMPENSATION OF ALL APPLICABLE PAYROLL AND INCOME TAXES WITH RESPECT TO THE OPTION. IF THE OPTIONEE IS NO LONGER EMPLOYED BY THE CORPORATION AT THE TIME ANY APPLICABLE TAXES WITH RESPECT TO THE OPTION ARE DUE AND MUST BE REMITTED BY THE CORPORATION, THE OPTIONEE AGREES TO PAY APPLICABLE TAXES TO THE CORPORATION, AND THE CORPORATION MAY DELAY ISSUANCE OF A CERTIFICATE UNTIL PROPER PAYMENT OF SUCH TAXES HAS BEEN MADE BY THE OPTIONEE. IF THE COMMITTEE SO APPROVES AT THE TIME OF EXERCISE, THE OPTIONEE MAY SATISFY HIS OBLIGATIONS UNDER THIS SECTION 5 BY (i) MAKING AN ELECTION, NOTICE OF WHICH SHALL BE IN WRITING AND PROMPTLY DELIVERED TO THE COMMITTEE, AND TENDERING PREVIOUSLY-ACQUIRED SHARES OF COMMON STOCK OR HAVING SHARES OF COMMON STOCK WITHHELD FROM THE SHARES OF COMMON STOCK TO BE RECEIVED UPON EXERCISE, PROVIDED THAT THE SHARES HAVE AN AGGREGATE FAIR MARKET VALUE ON THE DATE OF EXERCISE OF THE OPTION SUFFICIENT TO SATISFY IN WHOLE OR IN PART THE APPLICABLE WITHHOLDING TAXES; OR (ii) UTILIZING THE CASHLESS EXERCISE PROCEDURE DESCRIBED IN SECTION 2(c). EXCEPT AS PERMITTED UNDER RULE 16B-3 PROMULGATED UNDER THE EXCHANGE ACT, IF THE OPTIONEE IS SUBJECT TO THE INSIDER TRADING RESTRICTION OF SECTION 16(b) OF THE EXCHANGE ACT, THE OPTIONEE MAY USE COMMON STOCK TO SATISFY THE APPLICABLE WITHHOLDING REQUIREMENTS ONLY IF NOTICE OF ELECTION TO SO USE COMMON STOCK IS GIVEN OR BECOMES EFFECTIVE WITHIN THE "WINDOW PERIODS" SET FORTH IN RULE 16B-3, OR IF SUCH ELECTION IS IRREVOCABLE AND MADE AT LEAST SIX MONTHS PRIOR TO THE DATE OF THE EXERCISE OF THE OPTION.

        6. RIGHTS AS SHAREHOLDER. THE OPTIONEE SHALL HAVE NO RIGHTS AS A SHAREHOLDER OF THE CORPORATION WITH RESPECT TO ANY OF THE SHARES COVERED BY THE OPTION UNTIL THE ISSUANCE OF A STOCK CERTIFICATE OR CERTIFICATES UPON THE EXERCISE OF THE OPTION, AND THEN ONLY WITH RESPECT TO THE SHARES REPRESENTED BY SUCH CERTIFICATE OR CERTIFICATES. NO ADJUSTMENT SHALL BE MADE FOR DIVIDENDS OR OTHER RIGHTS WITH RESPECT TO SUCH SHARES FOR WHICH THE RECORD DATE IS PRIOR TO THE DATE SUCH CERTIFICATE OR CERTIFICATES ARE ISSUED.

        7. NON-TRANSFERABILITY OF OPTION. THE OPTION SHALL NOT BE TRANSFERRED IN ANY MANNER OTHER THAN BY WILL, THE LAWS OF DESCENT OR DISTRIBUTION OR PURSUANT TO A QUALIFIED DOMESTIC RELATIONS ORDER AS DEFINED BY THE CODE OR TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, OR THE RULES THEREUNDER. DURING THE LIFETIME OF THE OPTIONEE, THE OPTION SHALL BE EXERCISED ONLY BY THE OPTIONEE. NO TRANSFER OF THE OPTION SHALL BE EFFECTIVE TO BIND THE CORPORATION UNLESS THE CORPORATION SHALL HAVE BEEN FURNISHED WITH WRITTEN NOTICE THEREOF AND SUCH EVIDENCE AS THE CORPORATION MAY DEEM NECESSARY TO

ESTABLISH THE VALIDITY OF THE TRANSFER AND THE ACCEPTANCE BY THE TRANSFEREE OF THE TERMS AND CONDITIONS OF THE OPTION.

        8. COMPLIANCE WITH SECURITIES, TAX AND OTHER LAWS. THE OPTION MAY NOT BE EXERCISED IF THE ISSUANCE OF SHARES UPON SUCH EXERCISE WOULD CONSTITUTE A VIOLATION OF ANY APPLICABLE FEDERAL OR STATE SECURITIES LAW OR ANY OTHER LAW OR VALID REGULATION. AS A CONDITION TO EXERCISE OF THE OPTION, THE CORPORATION MAY REQUIRE THE OPTIONEE, OR ANY PERSON ACQUIRING THE RIGHT TO EXERCISE THE OPTION, TO MAKE ANY REPRESENTATION OR WARRANTY THAT THE CORPORATION DEEMS TO BE NECESSARY UNDER ANY APPLICABLE SECURITIES, TAX, OR OTHER LAW OR REGULATION.

        9. ADJUSTMENTS. IN THE EVENT THAT THE COMMITTEE SHALL DETERMINE THAT ANY DIVIDEND OR OTHER DISTRIBUTION (WHETHER IN THE FORM OF CASH, COMMON STOCK, OTHER SECURITIES, OR OTHER PROPERTY), RECAPITALIZATION, STOCK SPLIT, REVERSE STOCK SPLIT, REORGANIZATION, MERGER, CONSOLIDATION, SPLIT-UP, SPIN-OFF, COMBINATION, REPURCHASE, OR EXCHANGE OF COMMON STOCK OR OTHER SECURITIES OF THE CORPORATION, ISSUANCE OF WARRANTS OR OTHER RIGHTS TO PURCHASE COMMON STOCK OR OTHER SECURITIES OF THE CORPORATION, OR OTHER SIMILAR CORPORATE TRANSACTION OR EVENT AFFECTS THE COMMON STOCK SUCH THAT AN ADJUSTMENT IS DETERMINED BY THE COMMITTEE TO BE APPROPRIATE IN ORDER TO PREVENT DILUTION OR ENLARGEMENT OF THE BENEFITS OR POTENTIAL BENEFITS INTENDED TO BE MADE AVAILABLE BY THE GRANT OF THE OPTION, THE COMMITTEE IS PERMITTED TO ADJUST THE TERMS OF THE OPTION AS PROVIDED IN THE PLAN.

        10. CHANGE OF CONTROL. EXCEPT AS PROVIDED BELOW, IN THE EVENT OF A CHANGE OF CONTROL, EACH OPTION SHALL BE CANCELED IN EXCHANGE FOR PAYMENT IN CASH OF AN AMOUNT EQUAL TO THE EXCESS OF THE CHANGE OF CONTROL PRICE OVER THE EXERCISE PRICE THEREOF. NOTWITHSTANDING THE IMMEDIATELY PRECEDING SENTENCE, NO CANCELLATION, CASH SETTLEMENT OR ACCELERATION OF VESTING SHALL OCCUR WITH RESPECT TO ANY OPTION IF THE COMMITTEE REASONABLY DETERMINES IN GOOD FAITH PRIOR TO THE OCCURRENCE OF A CHANGE OF CONTROL THAT SUCH OPTION SHALL BE HONORED OR ASSUMED, OR NEW RIGHTS SUBSTITUTED THEREFOR (SUCH HONORED, ASSUMED OR SUBSTITUTED OPTION HEREINAFTER CALLED AN "ALTERNATIVE OPTION"), BY A PARTICIPANT'S EMPLOYER (OR THE PARENT OR A SUBSIDIARY OF SUCH EMPLOYER) IMMEDIATELY FOLLOWING THE CHANGE OF CONTROL, PROVIDED THAT ANY SUCH ALTERNATIVE OPTION MUST:

                                        (i) BE BASED ON STOCK WHICH IS TRADED ON
                        AN ESTABLISHED SECURITIES MARKET, OR WHICH WILL BE SO TRADED WITHIN SIXTY (60) DAYS OF THE CHANGE OF CONTROL;

                                        (ii) PROVIDE SUCH PARTICIPANT (OR EACH
                        PARTICIPANT IN A CLASS OF PARTICIPANTS) WITH RIGHTS AND ENTITLEMENT SUBSTANTIALLY EQUIVALENT TO OR BETTER THAN THE RIGHTS, TERMS AND CONDITIONS APPLICABLE UNDER SUCH OPTION, INCLUDING, BUT NOT LIMITED TO, AN IDENTICAL OR BETTER EXERCISE OR VESTING SCHEDULE AND IDENTICAL OR BETTER TIMING AND METHODS OF PAYMENT; AND

                                        (iii) HAVE SUBSTANTIALLY EQUIVALENT
                        ECONOMIC VALUE TO SUCH OPTION (DETERMINED AT THE TIME OF THE CHANGE OF CONTROL).

"CHANGE OF CONTROL PRICE" MEANS THE HIGHEST PRICE PER SHARE OFFERED IN CONJUNCTION WITH ANY TRANSACTION RESULTING IN A CHANGE OF CONTROL (AS DETERMINED IN GOOD FAITH BY THE COMMITTEE IF ANY PART OF THE OFFERED PRICE IS PAYABLE OTHER THAN IN CASH) OR, IN THE CASE OF A CHANGE OF CONTROL OCCURRING SOLELY BY REASON OF A CHANGE IN THE COMPOSITION OF THE BOARD, THE HIGHEST FAIR MARKET VALUE OF THE STOCK ON ANY OF THE 30 TRADING DAYS IMMEDIATELY PRECEDING THE DATE ON WHICH A CHANGE OF CONTROL OCCURS.

        11. NO RIGHT TO EMPLOYMENT. THE GRANTING OF THE OPTION DOES NOT CONFER UPON THE OPTIONEE ANY RIGHT TO BE RETAINED AS AN EMPLOYEE.

        12. AMENDMENT AND TERMINATION OF OPTION. EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, THE CORPORATION MAY NOT, WITHOUT THE CONSENT OF THE OPTIONEE, ALTER OR IMPAIR ANY OPTION GRANTED UNDER THE PLAN. THE OPTION SHALL BE CONSIDERED TERMINATED IN WHOLE OR IN PART, TO THE EXTENT THAT, IN ACCORDANCE WITH THE PROVISIONS OF THE PLAN, IT CAN NO LONGER BE EXERCISED FOR SHARES ORIGINALLY SUBJECT TO THE OPTION.

        13. NOTICES. EVERY NOTICE RELATING TO THIS AGREEMENT SHALL BE IN WRITING AND IF GIVEN BY MAIL SHALL BE GIVEN BY REGISTERED OR CERTIFIED MAIL WITH RETURN RECEIPT REQUESTED. ALL NOTICES TO THE CORPORATION OR THE COMMITTEE SHALL BE SENT OR DELIVERED TO THE TREASURER OF THE CORPORATION AT THE CORPORATION'S HEADQUARTERS. ALL NOTICES BY THE CORPORATION TO THE OPTIONEE SHALL BE DELIVERED TO THE OPTIONEE PERSONALLY OR ADDRESSED TO THE OPTIONEE AT THE OPTIONEE'S LAST RESIDENCE ADDRESS AS THEN CONTAINED IN THE RECORDS OF THE CORPORATION OR SUCH OTHER ADDRESS AS THE OPTIONEE MAY DESIGNATE. EITHER PARTY BY NOTICE TO THE OTHER MAY DESIGNATE A DIFFERENT ADDRESS TO WHICH NOTICES SHALL BE ADDRESSED. ANY NOTICE GIVEN BY THE CORPORATION TO THE OPTIONEE AT THE OPTIONEE'S LAST DESIGNATED ADDRESS SHALL BE EFFECTIVE TO BIND ANY OTHER PERSON WHO SHALL ACQUIRE RIGHTS HEREUNDER.

                IN WITNESS WHEREOF, THE CORPORATION, BY ITS DULY AUTHORIZED OFFICER, AND THE OPTIONEE HAVE EXECUTED THIS AGREEMENT EFFECTIVE AS OF THE DATE AND YEAR FIRST ABOVE WRITTEN.


                                    CREDIT ACCEPTANCE CORPORATION


                                    BY:
                                       -----------------------------------------

                                    ITS:
                                        ----------------------------------------


                                    OPTIONEE:


                                    BY:/S/ KARL SIGERIST
                                       -----------------------------------------

                                    EXHIBIT C


EVA BONUS CALCULATION

ALL DEFINITIONS AND CALCULATIONS LISTED BELOW RELATED SOLELY TO THE OPERATION OF THE SUBSIDIARIES


EVA bonus = 3% x EVA prior year (if positive) + 7% * [EVA current year minus EVA prior year]

EVA =  NOPAT - (WACC x Average Total Capital)

NOPAT = (Adjusted Operating income + interest expense)*(1 - Tax rate)

WACC = [Cost of Equity * (Average Equity/Average Total Capital)] + [Cost of Debt
* (1 - tax rate) * (Average Debt/Average Total Capital)]

Cost of Equity = 30 year US government bond rate + 6% + ((2 x Debt/Equity)/100) (ie at debt to equity of 2:1 and a US government bond rate of 6% the Cost of Equity would be 16%)

The debt to equity ratio for purposes of computing the Cost of Equity is equal to the consolidated debt to equity ratio of CAC

Adjusted Operating Income = Pre tax operating income of Corporation included in CAC's consolidated results + any bonus accrued pursuant to this agreement.

[CAC LOGO]
CREDIT ACCEPTANCE CORPORATION

                                    EXHIBIT D


                  CONFIDENTIALITY AND NON-COMPETITION AGREEMENT

This confidentiality and non-competition agreement (the "Agreement") is entered into between Karl Sigerist (hereinafter referred to as "I") and Credit Acceptance Corporation (hereinafter referred to as the "Company").

I understand and acknowledge that during my employment with the Company, certain information not generally known in the industry in which the Company is or may be engaged in has been and will be disclosed to me about the business, customers, suppliers, products, services and financial statements of the Company, including without limitation, the dealer/customer lists, sales, costs, records, products, property, discounts, computer programs, forms, methods of billing, methods of collecting accounts, computer software, marketing, other corporate activities of the Company and other confidential information relative to the Company's actual or prospective dealers/customers, employees, and investors (hereinafter collectively referred to as "Confidential Information").

In consideration of the understandings set forth above and in consideration of my continued employment by the Company and the compensation paid or to be paid for my services by the Company, the Company and I agree and covenant as follows:

1. I will not in any way, directly or indirectly, use, disseminate, disclose, lecture upon or publish any Confidential Information outside the ordinary course of my duties.

2. I will sign all papers and do such other acts as the Company may deem necessary or desirable or may reasonably require of me to protect its rights to such confidential Information.

3. During and after such employment by the Company, I will not divulge, reproduce or exhibit to others or appropriate for my own use or benefit or for the use and benefit of others any Confidential Information I may receive, acquire or develop, or have received, acquired or developed, during my employment by the Company which relates to the Company, unless and until such information becomes generally available to the public through no fault of my own or unless such disclosure or appropriation is authorized in writing by the Company outside the ordinary course of my duties.

4. I shall not in any manner disrupt or attempt to disrupt any relationship which the Company may have with its employees, suppliers, dealers, customers, lessors, banks, consultants and other persons or entities with whom business dealings or ongoing relationships exist, nor induce any of such parties to terminate or otherwise alter the manner in which such relationships are being conducted with the Company.

5. I shall at no time remove from the Company's premises or retain without the Company's written consent any of the Company's confidential Information, unpublished records, books of account, books, corporate documents, correspondence, papers, memoranda, notes, manuals, computer software, or copies of or extracts from any of the foregoing outside the ordinary course of my duties.

6. Upon termination of my employment, I shall promptly deliver to the Company all Confidential Information, records, books of account, books, corporate documents, correspondence, papers, memoranda, notes, manuals, computer software, or copies of or extracts from any of the foregoing and all other property of the Company, which are then in my possession or under my control, unless authorized in writing by the Company to retain any such materials.

7. I acknowledge and agree that the Company will be irreparably harmed should I, in any manner, enter into competition with the Company. During the period of my employment with the Company and in the event of termination for cause or my voluntary resignation, for a period of two
        (2) years thereafter and in the event of my termination without cause, for a period of ten (10) months thereafter, I will not, directly or indirectly, in any capacity whatsoever (including, but not limited to, as an officer, director, employee, partner, agent, representative, advisor, consultant, or shareholder of any person, firm, partnership, corporation, association or any entity):

        a. Solicit the trade or patronage of, disclose the name of, or take any action that shall cause the interruption or termination of the business relationship between the Company and any existing or prospective dealer, customer or supplier of the Company;

        b. Directly or indirectly engage in, own, manage, finance, operate, joint control, participate in, or derive any benefits whatsoever, from any business engaged in any activity that is in competition in any manner with the business of the Company, and/or its successors, within the geographic and market location in which the Company conducts its business; or

        c. Induce or attempt to induce away, or aid, assist or abet any other party or person in inducing or attempting to induce away, any other employee of the Company from his or her employment with the Company.

8. I hereby acknowledge that breach of this Agreement shall result in irreparable harm to the Company, for which there is no adequate remedy at law and for which the ascertainment of damages will be difficult. As a result, the Company shall be entitled without having to prove the inadequacy of other remedies at law to specific enforcement of this Agreement and any money damages as well as both temporary relief (without notice or bond) and permanent injunctive relief (without being required to post bond or other security).

9. This agreement shall be binding on my heirs, devisees, executors, administrators or other legal representatives and assigns and shall inure to the benefit of the Company and its successors and assigns in interest.

10. I hereby acknowledge that this Agreement may be assigned without my consent in connection with a sale, transfer, or other assignment of all or substantially all of the assets of, or merger of the Company.

11. I have read and understand and hereby agree to the foregoing and acknowledge receipt of one copy of this Agreement.

12. Each paragraph and provision of this Agreement is sevarable from the Agreement, and if one provision or part thereof is declared invalid, the remaining provisions shall nevertheless remain in full force and effect.

13. This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Michigan, without regard to any principles of conflict of laws that would require the application of the law of another jurisdiction.




Date: _____________  ___________________________________________________
                                                 Signature


                    CREDIT ACCEPTANCE CORPORATION


                    By: /S/ CHARLES A. PEARCE
                        -------------------------------------------------------

                    Its: Vice President, General Counsel and Corporate Secretary
                    -----------------------------------------------------------